Exhibit 10.1
FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT, dated as of October 4, 2019 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of July 31, 2019, as amended, restated, supplemented or otherwise modified from time to time (as so amended, the "Credit Agreement"), by and among CELADON GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined therein), the lenders from time to time party thereto (the “Lenders”), and BLUE TORCH FINANCE, LLC (“Blue Torch”), in its capacity as administrative agent for the Lenders (in such capacities, the “Administrative Agent”).
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Required Lenders wish to amend certain terms and provisions of the Credit Agreement as hereafter set forth.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:
1.          Definitions.  All terms used herein that are defined in the Credit Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
2.          Amendments.
(a)          New Definitions.  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:
""First Amendment" means the First Amendment to Second Amended and Restated Credit Agreement, dated as of October 4, 2019, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto."
""First Amendment Effective Date" has the meaning specified therefor in Section 5 of the First Amendment."
(b)          Section 6.4 (Minimum Liquidity).  Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"Section 6.4          Minimum Liquidity.  The Borrower will not permit Liquidity to be to be less than the amount set forth opposite the applicable Fiscal Quarter in the table below at any time during the applicable Fiscal Quarter:
Fiscal Quarter September 30, 2019 December 31, 2019	Liquidity $10,000,000 $12,500,000

March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022	$12,500,000 $12,500,000 $15,000,000 $15,000,000 $15,000,000 $15,000,000 $15,000,000 $15,000,000 $15,000,000 $15,000,000
; provided, that notwithstanding the foregoing, for the period from and after October 1, 2019 through and including October 15, 2019, the minimum Liquidity requirement shall be $10,000,000 at all times."

3.          Reaffirmation of Security Agreement.  Each of the Loan Parties reaffirms the grant of security interests in the Collateral and the grant of the Liens pursuant to the terms of the Security Agreement to the Administrative Agent for the benefit of the Secured Parties, which grant of security interest and Liens shall continue in full force and effect during the term of Credit Agreement, as amended by this Amendment, and any renewals or extensions thereof and shall continue to secure the Obligations.
4.          Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)          Due Organization and Qualification.  Each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into this Amendment and to carry out the transactions contemplated hereby.
(b)          Authorization, Etc.  As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary action on the part of such Loan Party.  As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment and the Credit Agreement, as amended by this Amendment, do not and will not (i) violate any material provision of federal, provincial, territorial, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the governing documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, the failure of which to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect
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(c)          Governmental Consents.  The execution, delivery, and performance by each Loan Party of the Loan Documents to which such Loan Party is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than (i) registrations, consents, approvals, notices, or other actions that (A) have been obtained and that are still in force and effect or (B) are expressly contemplated as being obtained at a later date in accordance with the terms of the applicable Loan Document and (ii) filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Administrative Agent for filing or recordation, as of the Closing Date (or such later date as the Required Lenders may agree in their sole discretion).
(d)          Enforceability.  This Amendment and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, concurso mercantil, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
5.          Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full (or waiver by the Administrative Agent), in a manner satisfactory to the Administrative Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "First Amendment Effective Date"):
(a)          The Administrative Agent shall have received this Amendment, duly executed by the Loan Parties, the Administrative Agent and the Required Lenders.
(b)          The Administrative Agent shall have received an amendment to the ABL Credit Agreement, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by the Loan Parties, the ABL Administrative Agent and the "Required Lenders" under the ABL Credit Agreement.
(c)          The representations and warranties contained in this Amendment, in the Credit Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the date hereof are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the First Amendment Effective Date as though made on and as of the First Amendment Effective Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respect on and as of such earlier date (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification)).
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(d)          No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(e)          The Administrative Agent and the Lenders, as applicable, shall have received payment of all fees, expenses and other amounts due and payable to them on or prior to the First Amendment Effective Date, including any reimbursement or payment of all out-of-pocket expenses of the Administrative Agent, the Lenders and their respective Affiliates (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and the Lenders) required to be reimbursed or paid by the Borrower hereunder, or under any other Loan Document.
6.          Continued Effectiveness of the Credit Agreement and Other Loan Documents.  Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in any such Loan Document to "the Credit Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Administrative Agent for the benefit of the Secured Parties, or to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Credit Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
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7.          Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) the Administrative Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Credit Agreement and the other Loan Documents.  Notwithstanding the foregoing, the Administrative Agent and the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the First Amendment Effective Date arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the First Amendment Effective Date.
8.          Miscellaneous.
(a)          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
(b)          Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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(d)          Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Credit Agreement.  Accordingly, it shall be an Event of Default under the Credit Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.
(e)          Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(f)          The Borrower will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Administrative Agent and the Lenders in accordance with the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

CELADON GROUP, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

GUARANTORS:

CELADON E-COMMERCE, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON TRUCKING SERVICES, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON REALTY, LLC

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

TAYLOR EXPRESS, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

First Amendment to Second
Amended and Restated Credit
Agreement

OSBORN TRANSPORTATION, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON LOGISTICS SERVICES, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

EAGLE LOGISTICS SERVICES INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

BEE LINE, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

VORBAS, LLC

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

DISTRIBUTION, INC.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

First Amendment to Second
Amended and Restated Credit
Agreement

CELADON MEXICANA, S.A. DE C.V.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

QUALITY COMPANIES LLC

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

QUALITY EQUIPMENT LEASING, LLC

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

QUALITY INSURANCE LLC

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

SERVICIOS DE TRANSPORTACIÓN JAGUAR, S.A. DE C.V.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

First Amendment to Second
Amended and Restated Credit
Agreement

SERVICIOS CORPORATIVOS JAGUAR, S.C.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

JAGUAR LOGISTICS S.A. DE C.V.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

LEASING SERVICIOS, S.A. DE C.V.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON MEXICANA, S.A. DE C.V.

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

CELADON CANADIAN HOLDINGS, LIMITED

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

HYNDMAN TRANSPORT LIMITED

By:	/s/ Chase Welsh
Name:	Chase Welsh
Title:	Secretary

First Amendment to Second
Amended and Restated Credit
Agreement

ADMINISTRATIVE AGENT:

BLUE TORCH FINANCE, LLC

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Authorized Signor

First Amendment to Second
Amended and Restated Credit
Agreement

LENDERS:

BTC HOLDINGS FUND I, LLC

By:	Blue Torch Credit Opportunities Fund I LP, it sole member

By:	Blue Torch Credit Opportunities GP LLC, its general partner

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS FUND I-B, LLC

By:	Blue Torch Credit Opportunities Fund I LP, its sole member

By:	Blue Torch Credit Opportunities GP LLC, its general partner

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

BTC HOLDINGS SC FUND LLC

By:	Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By:	Blue Torch Credit Opportunities SC GP LLC, its general partner

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Managing Member

First Amendment to Second
Amended and Restated Credit
Agreement

LUMINUS ENERGY PARTNERS MASTER FUND, LTD.

By:	/s/ Shawn R. Singh
Name:	Shawn R. Singh
Title:	General Counsel

First Amendment to Second
Amended and Restated Credit
Agreement

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